UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2017

Commission file no. 333-133184-12

Neiman Marcus Group LTD LLC
(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Marcus Square 1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02          Results of Operations and Financial Condition.

The following information is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus Group LTD LLC under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On October 10, 2017 Neiman Marcus Group LTD LLC issued a press release announcing its results of operations and financial condition for the fiscal fourth quarter and year ended July 29, 2017.  A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to EBITDA and Adjusted EBITDA. Management has included this information because it believes it provides investors with useful information regarding our results from core operating activities and is a useful basis on which to measure the company's period-to- period performance.

Item 8.01          Other Events.

To enhance its liquidity, the registrant Neiman Marcus Group LTD LLC has decided to elect, for the interest period commencing on October 15, 2017 and continuing through April 14, 2018, to make payment-in-kind (“PIK”) interest payments in respect of its $600 million aggregate principal amount of outstanding 8.75%/9.50% Senior PIK Toggle Notes due 2021 (the “PIK Notes”) in lieu of making cash interest payments. In connection with this election the registrant will deliver notice to U.S. Bank National Association, trustee under the indenture governing the PIK Notes, that the registrant will pay PIK interest at the rate of 9.50% for the interest period commencing October 15, 2017.

Following the payment of the PIK interest on the PIK Notes for the interest period ending October 14, 2017, there will be $628.5 million aggregate principal amount of outstanding PIK Notes.

Prior to the beginning of each eligible interest period in the future, the registrant will evaluate whether to elect PIK payments in lieu of cash interest payments, taking into account market conditions and other relevant factors at that time.

Item 9.01           Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description
99.1	Press release issued October 10, 2017 announcing financial results for the fiscal fourth quarter and year ended July 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD LLC

Date:	October 10, 2017	By:	/s/ T. Dale Stapleton
		Name:	T. Dale Stapleton
		Title:	Interim Chief Financial Officer, Senior Vice President and
Chief Accounting Officer (principal accounting officer of
the registrant)